UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2017

Everbridge, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37874	26-2919312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Corporate Drive, Suite 400, Burlington, Massachusetts		01803
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 230-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Definitive Material Agreement.

Completion of Convertible Senior Notes Offering and Resale Offering

On November 20, 2017, Everbridge, Inc. (the “Company”) completed its registered underwritten public offering of $115.0 million aggregate principal amount of 1.5% convertible senior notes due 2022 (such notes, the “Notes,” and such offering, the “Note Offering”), including $15.0 million in principal amount of Notes issued upon exercise in full of the Underwriters’ (as defined below) over-allotment option, pursuant to an underwriting agreement, dated November 15, 2017, with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC as representatives of the underwriters listed in Schedule A thereto (the “Underwriters”), which is described in Item 8.01 below.

In addition, on November 20, 2017, Jaime Ellertson, the Company’s Chief Executive Officer, completed a registered underwritten secondary public offering of 650,000 shares of the Company’s common stock (such shares, the “Resale Shares,” such offering, the “Resale Offering” and, together with the Note Offering, the “Offerings”) at a public offering price of $26.97 per share, pursuant to an underwriting agreement, dated November 15, 2017, among the Company, Mr. Ellertson and the Underwriters, which is described in Item 8.01 below. Mr. Ellertson also granted the Underwriters an option to purchase up to an additional 97,500 Resale Shares within 30 days of November 15, 2017.

The Notes and the Resale Shares were each offered and sold in a public offering registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 filed with the Securities and Exchange Commission on October 3, 2017, which became effective on October 13, 2017 (Registration No. 333-220777), including the prospectus supplements filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act, dated November 15, 2017, to the prospectus contained in the registration statement (the “Registration Statement”).

Base Indenture and Supplemental Indenture

The Company issued the Notes under an indenture, dated as of November 20, 2017 (the “Base Indenture”), between the Company and U.S. Bank, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of November 20, 2017 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee.

The Notes are senior unsecured obligations of the Company and bear interest at a rate of 1.5% per year, payable semiannually in arrears on May 1 and November 1 of each year, beginning on May 1, 2018. The Notes will mature on November 1, 2022, unless earlier repurchased, redeemed or converted. The Notes will be convertible into cash, shares of the Company’s common stock or a combination of cash and shares, at the Company’s election. The conversion rate will initially be 29.6626 shares of common stock per $1,000 principal amount of Notes (equivalent to an initial conversion price of approximately $33.71 per share of common stock), subject to customary adjustments. Prior to the close of business on the business day immediately preceding May 1, 2022, the Notes will be convertible at the option of holders only upon the satisfaction of certain conditions. Thereafter, holders of the Notes may convert their Notes at their option at any time prior to the close of business on the second scheduled trading day immediately preceding maturity on November 1, 2022.

The Company may redeem for cash all or any portion of the Notes, at its option, on or after November 6, 2020 if the last reported sale price of the Company’s common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive), including the trading day immediately preceding the date on which the Company provides notice of redemption, during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which the Company provides notice of redemption at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. If the Company undergoes a “fundamental change,” holders of the Notes may require the Company to repurchase for cash all or any portion of their Notes at a fundamental change repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date.

The Indenture contains customary events of default including: (1) the Company’s default in any payment of interest on any Note when due and payable and the default continues for a period of 30 days; (2) the Company’s default in the payment of principal of any Note when due and payable; (3) the Company’s failure to comply with its obligation to convert the Notes in accordance with the Indenture upon exercise of a holder’s conversion right and such failure continues for five business days; (4) the Company’s failure to give a fundamental change notice, a notice of a make-whole fundamental change or notice of a specified corporate transaction, in each case when due and, except with respect to any notice of a specified corporate transaction, such failure continues for five business days; (5) the Company’s failure to comply with its obligations under the Indenture with respect to consolidation, merger or sale of assets of the Company; (6) the Company’s failure, for a period of 60 days after written notice from the Trustee or the holders of at least 25% in principal amount of the Notes then outstanding, to comply with any of the Company’s other agreements contained in the Notes or Indenture; (7) a default by the Company or any of its subsidiaries with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $10.0 million in the aggregate of the Company and/or any such subsidiary (i) resulting in such indebtedness becoming or being declared due and payable prior to its stated maturity date or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable (after the expiration of all applicable grace periods) at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, and in the cases of clauses (i) and (ii), such acceleration shall not have been rescinded or annulled or such failure to pay or default shall not have been cured or waived, or such indebtedness is not paid or discharged, as the case may be, within 30 days after written notice to the Company by the Trustee or to the Company and the Trustee by holders of at least 25% in aggregate principal amount of Notes then outstanding; (8) certain events of bankruptcy, insolvency or reorganization with respect to the Company or any of its significant subsidiaries; and (9) a final judgment or judgments for the payment of $10.0 million or more (excluding any amounts covered by insurance) in the aggregate rendered against the Company or any of its subsidiaries, which judgment is not discharged, bonded, paid, waived or stayed within 60 days after (i) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (ii) the date on which all rights to appeal have been extinguished.

If certain bankruptcy and insolvency-related events of defaults occur, the principal of, and accrued and unpaid interest on, all of the then outstanding Notes shall automatically become due and payable. If an event of default other than certain bankruptcy and insolvency-related events of defaults occurs and is continuing, the Trustee by notice to the Company, or the holders of at least 25% in principal amount of the outstanding Notes, by notice to the Company and the Trustee, may declare the principal of, and accrued and unpaid interest on, all of the then outstanding Notes to be due and payable. Notwithstanding the foregoing, the Indenture provides that, to the extent the Company elects, the sole remedy for an event of default relating to certain failures by the Company to comply with Section 314(a)(1) of the Trust Indenture Act or comply with certain reporting covenants in the Indenture will, for the first 365 days after such event of default, consist exclusively of the right to receive additional interest on the Notes.

The Indenture provides that the Company shall not consolidate with or merge with or into, or sell, convey, transfer or lease all or substantially all of its properties and assets to, another person, unless (i) the resulting, surviving or transferee person (if not the Company) is a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and such corporation (if not the Company) expressly assumes by supplemental indenture all of the Company’s obligations under the Notes and the Indenture; and (ii) immediately after giving effect to such transaction, no default or event of default has occurred and is continuing under the Indenture.

A copy of the Base Indenture is filed as Exhibit 4.1 to this Current Report and is incorporated herein by reference. A copy of the Supplemental Indenture, including the form of Note, is filed as Exhibit 4.2 to this Current Report and is incorporated herein by reference. The description of the Notes and the Indenture in this Current Report is a summary and is qualified in its entirety by the terms of the Indenture and the form of Note included therein.

Capped Call Transactions

On each of November 15, 2017, concurrently with the pricing of the Notes, and November 16, 2017, concurrently with the Underwriters’ exercise of the over-allotment option to purchase additional Notes, the Company entered into call option transactions with respect to its common stock (the “Capped Call Transactions”) with affiliates of two of the underwriters and an additional financial institution (the “Counterparties”). The Capped Call Transactions cover, subject to anti-dilution adjustments substantially identical to those in the Notes, approximately 3.4 million shares of the Company’s common stock, which is equal to the number of shares of Common Stock that will initially underlie the Notes, at an initial strike price of approximately $33.7125 per share. The Capped Call Transactions will expire upon the maturity of the Notes, if not earlier exercised or terminated. A copy of the form of confirmation for the Capped Call Transactions is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Capped Call Transactions are expected generally to reduce the potential dilution to the Company’s common stock upon any conversion of the Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted Notes, as the case may be, with such reduction and/or offset subject to a cap initially equal to approximately $47.20 (which represents a premium of approximately 75% over the last reported sale price of the common stock on November 15, 2017). The Capped Call Transactions are separate transactions, entered into by the Company with the Counterparties, and are not part of the terms of the Notes.

The Company used approximately $12.9 million of the net proceeds from the offering of the Notes to pay the cost of the Capped Call Transactions.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

Underwriting Agreements

The Company completed the Note Offering pursuant to an underwriting agreement with the Underwriters, dated November 15, 2017, and completed the Resale Offering pursuant to an underwriting agreement with Jaime Ellertson and the Underwriters, dated November 15, 2017 (together, the “Underwriting Agreements”).

The Underwriting Agreements include customary representations, warranties and covenants. Under the terms of the Underwriting Agreements, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or contribute to payments that the Underwriters may be required to make in respect of those liabilities.

The Company estimates that the net proceeds from the Note Offering will be approximately $111.1 million, after deducting the Underwriters’ discounts and estimated transaction expenses associated with the Note Offering payable by the Company. The Company intends to use a portion of the net proceeds from the Note Offering to pay the cost of the Capped Call Transactions, and the remainder of the net proceeds for working capital and other general corporate purposes. The Company may also use a portion of the proceeds from the Note Offering for acquisitions or strategic investments in complementary businesses or technologies or for geographic expansion, although the Company does not currently have any plans for any such acquisitions, or investments or expansion.

The net proceeds to Mr. Ellertson from the Resale Offering will be approximately $17.2 million, after deducting the Underwriters’ discounts (or $19.8 million if the Underwriters’ option to purchase additional shares is exercised in full). The expenses of the Resale Offering, not including the Underwriters’ discount, are estimated at $165,000 and are payable by the Company. The Company did not sell any shares in the Resale Offering and did not receive any proceeds from the sale of the Resale Shares.

The foregoing description of the Underwriting Agreements is qualified in its entirety by the copies thereof which are attached as Exhibits 1.1 and 1.2 and incorporated herein by reference.

In connection with the offering of the Notes, the Company is filing the opinion and consent of its counsel, Cooley LLP, regarding the validity of the securities being registered as Exhibits 5.1 and 23.1 hereto, respectively.

On November 14, 2017, the Company issued a press release announcing the commencement of the Offerings and on November 16, 2017 the Company issued a press release announcing the pricing of the Offerings. Copies of these press releases are attached as Exhibits 99.2 and 99.3 hereto, respectively.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements about the Offering and the Company’s expectations regarding the expected net proceeds from the offering and use of those net proceeds. These statements relate to future events and involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may”, “will”, “should”, “could”, “would”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “projects”, “predicts”, “potential” and similar expressions intended to identify forward-looking statements. These statements reflect the Company’s current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Also, these forward-looking statements represent the Company’s estimates and assumptions only as of the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 15, 2017, by and among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC.

1.2	Underwriting Agreement, dated November 15, 2017, by and among the Company, Jaime Ellertson, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC.

4.1	Base Indenture, dated November 20, 2017, between the Company and U.S. Bank National Association, as Trustee.

4.2	First Supplemental Indenture, Dated November 20, 2017, between the Company and U.S. Bank, National Association, as Trustee (including the form of 1.5% convertible senior notes due 2022).

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

99.1	Form of Capped Call Transaction Confirmation.

99.2	Press Release of the Company dated November 14, 2017.

99.3	Press Release of the Company dated November 16, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everbridge, Inc.

Dated: November 20, 2017	By:	/s/ Kenneth S. Goldman
Kenneth S. Goldman Senior Vice President and Chief Financial Officer